Exhibit No. 32.2

SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended August 31, 2025 of Applied Digital Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Saidal Mohmand, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 9, 2025	By:	/s/ Saidal Mohmand
Name: Saidal Mohmand
Chief Financial Officer (Principal Financial and Accounting Officer)